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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities  Exchange Act of 1934
       Date of Report (Date of earliest event reported) March 3, 2000
                                                        -------------

                         COASTAL FINANCIAL CORPORATION
                         -----------------------------
            (Exact name of registrant as specified in its charter)

      Delaware                       0-19684                   57-0925911
      --------                       -------                   ----------
(State or other Juris-             (Commission                 (IRS Employer
diction of incorporation           File Number)              Identification No.)
or organization)


              2619 Oak Street, Myrtle Beach, South Carolina 29577
              ---------------------------------------------------
                   (Address of principal executive offices)

                                (843) 448-5151
                                --------------
             (Registrant's telephone number, including area code)

                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report.)














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ITEM 5.  OTHER EVENTS.
         ------------

      On March 3, 2000, Coastal Federal Savings Bank, Myrtle Beach, South Carolina, the wholly-owned subsidiary of the Registrant, and First Federal Savings & Loan Association of Cheraw, Cheraw, South Carolina, the wholly-owned subsidiary of Great Pee Dee Bancorp, Inc., completed the sale of Coastal Federal's branch office located in Florence, South Carolina. Coastal Federal transferred approximately $25 million in deposits and $11 million in loans through the branch sale.

      A copy of the Registrant's press release announcing the sale of the branch office is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1  Press Release dated March 3, 2000


















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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 13, 2000                 By: /s/ Michael C. Gerald
                                          -------------------------------------
                                          Michael C. Gerald
                                          President and Chief Executive Officer
















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